Exhibit 99.3

Note: Translated versions will be made available shortly.

Restricted – For Internal Use Only

Happy 2012! I hope this year has gotten off to a good start for each of you. It has gotten off to an exciting start for Eastman. Last night we reported that, despite a softer than expected fourth quarter, our earnings per share were among our best for a fourth quarter, and our full-year 2011 EPS was the best in our company’s history. It’s results like this that have made it possible for us to execute our growth strategy and make big announcements like the one we just made. In case you missed it, moments ago we announced that we have entered into a definitive agreement to purchase Solutia, a global leader in performance materials and specialty chemicals.

The acquisition of Solutia is a significant step in our growth strategy and one that I am confident will strengthen Eastman as a top-tier specialty chemical company. I have this confidence because I see Solutia as a good, strategic fit for Eastman. It will certainly increase our size and market presence across the globe, but more importantly, I believe this acquisition offers us tremendous growth opportunities. As you learn more, I think you’ll see that, too.

First off, Solutia operates three strong businesses and has market leading positions in many of the end-markets that it serves. Together we share several key fundamentals, such as complementary technologies and business capabilities, and a strong polymer science backbone. Eastman and Solutia aren’t just a strategic fit in terms of our business and products, but also in what we stand for. We share similar operating philosophies and a high performance culture that is committed to the highest levels of quality, customer service and safety.

Solutia also shares our focus on emerging markets, and with this acquisition, we see great potential for growth, specifically Asia Pacific. Solutia has an extensive footprint in the region, with manufacturing facilities strategically located near our own assets. By leveraging our combined existing and planned additional infrastructure in the region, we believe we will be able to strengthen our presence and accelerate our growth, particularly in China.

Another benefit of this acquisition will be that with Solutia, Eastman will have a powerful platform that I expect will provide additional opportunities for external growth, and will create extensive new organic growth opportunities in addition to the ones that are already underway, like acetylated wood, microfibers and Cerfis™.

Once completed, this will be Eastman’s single largest acquisition and I am confident that we are ready to meet this exciting new challenge. I also want to assure you that we are financing this acquisition in a way that is designed to maximize our return on capital and maintain our strong financial profile. We remain committed to maintaining both an investment grade credit rating and our current annual dividend.

Now that we have signed an agreement, we’re working hard to ensure a successful closing and we expect that to happen mid-year. We’ll keep you posted on our progress and our plans for integration. In the meantime, please be sure to read the press release, and if you have a few moments, watch our video posted on MyEastman that explains more about this transaction and why we believe it is good for Eastman.

I again want to thank all of you for delivering another great year, and for making today’s announcement possible. This is a big step for us, but one we are ready for. Thanks for getting us to this point. We have a lot of work ahead of us, and there are a lot of decisions yet to be made. It’s important that we stay focused on business as usual, but today, I hope you agree that this is an exciting time to be part of Eastman.

Jim Rogers

Chairman and Chief Executive Officer

More information

•	Eastman Acquires Solutia News Release

•	Fourth-Quarter and Full-Year 2011 Sales and Earnings News Release

Cautionary Statements Regarding Forward-Looking Information

This communication includes forward-looking statements subject to the safe harbor provisions of the federal securities laws. Forward-looking statements include, but are not limited to, statements regarding Eastman’s current expectations regarding the timing of completion of the proposed acquisition, the expected benefits of the proposed acquisition, integration plans and expected synergies therefrom, and Eastman’s anticipated future financial and operating performance and results, including estimates for general economic conditions and growth. Such expectations are based upon certain preliminary information, internal estimates, and management assumptions, expectations, and plans, and are subject to a number of risks and uncertainties inherent in projecting future conditions, events, and results. Actual results could differ materially from expectations expressed in the forward-looking statements if one or more of the underlying assumptions or expectations prove to be inaccurate or are unrealized. Important factors that could cause actual results to differ materially from such expectations are and will be detailed in the company’s filings with the Securities and Exchange Commission (“SEC”), including the Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 that has been filed with the SEC, as well as the Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and the proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that Eastman will file with the SEC in connection with the proposed acquisition. Filings made by Eastman are available when filed with the SEC, on the Eastman web site at www.eastman.com in the Investors, SEC Information section.

Additional Information and Where to Find it

Eastman will file with the SEC a registration statement on Form S-4 that will include a proxy statement of Solutia and a prospectus of Eastman relating to Eastman’s proposed acquisition of Solutia. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about Eastman, Solutia, and the proposed acquisition. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the registration statement and proxy statement/prospectus (when they become available) may be obtained free of charge by accessing Eastman’s website at www.eastman.com by clicking on the “Investors” link and then clicking on the “SEC Information” link or by writing Eastman at P.O. Box 431, Kingsport, Tennessee 37662, Attention: Investor Relations. Security holders may also read and copy any reports, statements and other information filed by Eastman with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

Eastman, Solutia, and certain of their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed acquisition. Information regarding Eastman’s directors and executive officers is available in Eastman’s proxy statement filed with the SEC on March 24, 2011 in connection with its 2011 annual meeting of stockholders, and information regarding Solutia’s directors and executive officers is available in Solutia’s proxy statement filed with the SEC on March 4, 2011 in connection with its 2011 annual meeting of stockholders. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Non-Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.